UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2004
Date of Report (Date of earliest event reported)

NORTH AMERICAN GENERAL RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-50389	98-0389183
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

80-8190 King George Highway, Surrey,
British Columbia	V3W 5B7
(Address of principal executive offices)	(Zip Code)

(604) 594 7004
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or North American General Resources Corporation’s (the “Company”) future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors", that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 2.              ACQUISTION OR DISPOSITION OF ASSETS.

The RJ1 Property

Acquisition of the RJ1 Property

The Company has negotiated an option agreement dated March 1, 2004, with 4763 NWT Ltd. (the “Optionor”), a company incorporated under the laws of the Northwest Territories, whereby the Company acquired, an option (the “Option”) to earn a 70% interest in the RJ1 Property (the “Property”). The Optionor owns a 100% interest in the Property. In order to exercise the Option, the Company will be required to: (i) complete cash payments of $5,000 CDN ($3,800 USD) by April 30, 2004, (ii) complete work expenditures of $16,000 CDN ($12,100 USD) by March 1, 2008; and (iii) issue 20,000 common shares to the Optionor. The Optionor will retain a 2.5% gross overriding royalty on all ores mined from the Property, 1% of which may be bought down for a payment of $2.5 million CDN ($1.89 million USD).

The Property was staked by the Optionor on July 21, 2003 and recorded August 7, 2003. Under the Canadian Mining Regulations, the claim will require assessment work of $826 CDN ($626 USD) for the first two years and $413 CDN ($313 USD) for each subsequent year to a maximum of ten years by the Company in order to keep the claim in good standing.

The Property covers a kimberlite exploration target in the Canadian Arctic. The Company plans to conduct ice-based geophysical surveys and land-based drilling to meet applicable annual work assessment requirements to keep the property in good standing. To conduct the drilling program a Land Use Permit will be required. In anticipation of this acquisition the Company proceeded with an application and has been granted a 3 year Land Use Permit to conduct drilling.

Location and Access of RJ1 Property

The Property consists of 1 mineral claim, spanning 206.6 acres in the Canadian Arctic and is located 161 miles (260 km) northeast of Yellowknife, Northwest Territories, Canada. The property lies about 60 mile (100 km) north of the village of Lutselk’e. The only access to the Property is by aircraft. Helicopter access from Yellowknife is the most direct. Float or ski-based small fixed wing aircraft can come within 0.6 miles (1 km) of the Property and from there by foot.

History of Operations

A regional airborne magnetics survey was flown in 1993 by Aeroquest Ltd. over the Property. The data shows a 305 metre wide (1000 foot) magnetic low signature coincident with a 152 metre (500 foot) wide lake. No other work is known regarding the Property.

Present Condition of the Property and Current State of Exploration

Exploration on the mining claim is in the beginning stages. The Property is located in a remote area of the Northwest Territories where limited exploration and development activity has occurred. The area is largely covered by glacial debris, soil, tundra and in some areas expose Archean-aged granites. Little geologic, geochemical or geophysical data is available, and that which is available is of a general nature and of low quality.

A regional airborne magnetics survey was flown in 1993 by Aeroquest Ltd. over the Property. The data shows a 305 metre wide (1000 foot) magnetic low signature coincident with a 152 metre (500 foot) wide lake. No other exploration work is known to have been conducted on the Property.

The expenditures to be made by the Company in the exploration of its mineral claim may not result in the discovery of mineral deposits. Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. If the results of exploration do not reveal viable commercial mineralization, the Company may decide to abandon its claim and acquire new claims for new exploration. The acquisition of additional claims will be dependent upon the Company possessing capital resources at the time in order to purchase such claims. If no funding is available, the Company may be forced to abandon its operations.

Geology

The Property is located in a remote area of the Northwest Territories where limited exploration and development activity has occurred. The area is largely covered by glacial debris, soil, tundra and in some areas expose Archean-aged granites. Little geologic, geochemical or geophysical data is available, and that which is available is of a general nature and of low quality.

Planned Exploration Program

The Company plans to conduct a success contingent exploration program. Phase 1 would include an ice-based magnetics survey and a Horizontal Loop Electromagnetic survey. Should this program be successful in identifying favourable signatures common to kimberlite pipes the Company would proceed with a Phase 2 plan of diamond drilling of 2-3 holes from land. The purpose of the exploration program is to determine if the magnetic low signature covered by the Property is a diamondiferous kimberlite pipe. Phase 1 is expected to cost $5,000 CDN ($3,780 USD). Phase 2 is expected to cost about $60,000 CDN ($45,400 USD). Both phases of the Company’s proposed exploration program are expected to be executed by the Company over the next twelve months and are subject to the Company’s ability to obtain additional financing. Experienced kimberlite exploration geologists and geophysicists are expected to execute the Company’s proposed exploration program.

Plan of Operation

The Company’s plan of operation for the next twelve months is to continue the exploration and development activities on its Property. Budgeting is still ongoing but expenditures are expected to exceed $100,000, with the final amount depending on any drilling operations undertaken by the Company.

The Company is presently pursuing equity financing through the sale of its shares of common stock on a private placement basis in order to fund the Company’s exploration program and ongoing working capital requirements. No arrangements are currently in place for the financing and there is no assurance that the required financing will be obtained.

RISK FACTORS

Much of the information included in this current report includes or is based upon estimates, projections or other "forward looking statement". Such forward looking statements include any projections or estimates made by the Company and its management in connection with the Company’s business operations. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect the Company’s current judgment regarding the direction of its business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumption or other future performance suggested herein.

Such estimates, projections or other "forward looking statements" involve various risks and uncertainties as outlined below. The Company cautions the reader that important factors in some cases have affected and, in the future, could materially affect actual results and cause actual results to differ materially from the results expressed in any such estimates, projections or other "forward looking statements".

The Company’s business operations are subject to a number of risks and uncertainties, including those set forth below:

The Company has yet to attain profitable operations and will need additional financing to fund its exploration activities.

The Company has incurred a net loss of $90,687 for the period from March 14, 2002 (inception) to October 31, 2003, and has no revenues to date. The Company’s future is dependent upon its ability to obtain financing and upon future profitable operations from the development of the Company’s Property. These factors raise substantial doubt that the Company will be able to continue as a going concern.

Since this is an exploration project, the Company faces a high risk of business failure due to its inability to predict the success of its business

The Company has just begun the initial stages of exploration of its mineral claims, and thus has no way to evaluate the likelihood that it will be able to operate the business successfully. The Company has not earned any revenues to date.

Because of the unique difficulties and uncertainties inherent in mineral exploration ventures, the Company faces a high risk of business failure

Investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that the Company plans to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates. The expenditures to be made by the Company in the exploration of its mineral claims may not result in the discovery of mineral deposits. Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. If the results of exploration do not reveal viable commercial mineralization, the Company may decide to abandon its claims and acquire new claims for new exploration. The acquisition of additional claims will be dependent upon the Company possessing capital resources at the time in order to purchase such claims. If no funding is available, the Company may be forced to abandon its operations.

Because the Company anticipates its operating expenses will increase prior to its earning revenues, the Company may never achieve profitability

Prior to completion of the Company’s exploration stage, the Company anticipates that it will incur increased operating expenses without realizing any revenues. The Company therefore expects to incur significant losses into the foreseeable future. The Company recognizes that if it is unable to generate significant revenues from the exploration of its mineral claim, the Company will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that the Company will prove successful, and it can provide no assurance that it will generate any revenues or ever achieve profitability. If the Company is unsuccessful in addressing these risks, its business will most likely fail.

Because of the inherent dangers involved in mineral exploration, there is a risk that the Company may incur liability or damages as it conducts its business

The search for valuable minerals involves numerous hazards. As a result, the Company may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which the Company cannot insure or against which it may elect not to insure. At the present time the Company has no coverage to insure against these hazards. The payment of such liabilities may have a material adverse effect on the Company’s financial position.

Because access to the Company’s mineral claims may be restricted by inclement weather, the Company may be delayed in its exploration

Access to the Company's mineral claims may be restricted through some of the year due to weather in the area. As a result, any attempt to test or explore the mineral claims is largely limited to the times when weather permits such activities. These limitations can result in significant delays in exploration efforts. Such delays can have a significant negative effect on the Company’s exploration efforts.

As the Company undertakes exploration of its mineral claim, the Company will be subject to compliance with government regulation that may increase the anticipated cost of its exploration program

There are several governmental regulations that materially restrict mineral exploration. The Company will be subject to the Canadian federal laws as it carries out its exploration program. The Company may be required to obtain work permits, post bonds and perform remediation work for any physical disturbance to the land in order to comply with these laws. While the Company’s planned exploration program budgets for regulatory compliance, there is a risk that new regulations could increase the Company’s costs of doing business and prevent it from carrying out its exploration program.

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS.

(a)              Financial Statements of Businesses Acquired

Not Applicable.

(b)              Pro Forma Financial Information

Not Applicable.

(c)              Exhibits.

Exhibit	Description

10.1	RJ1 Property Option Agreement dated effective March 1, 2004 between 4763 NWT Ltd. and North American General Resources Corporation.

99.1	Press release issued March 4, 2004 reporting the entry into the RJ1 Property Option Agreement dated effective March 1, 2004 between 4763 NWT Ltd. and North American General Resources Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN GENERAL RESOURCES CORPORATION

Date: March 15, 2004
	By:	/s/ Martin Ermer
MARTIN ERMER
President